Information is as of March 31, 2016, except as otherwise noted. It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document. Supplemental Financial Information Package – Q1 2016 May 9, 2016 Exhibit 99.2

Forward Looking Statements and Other Disclosures Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and Apollo Residential Mortgage, Inc. (“AMTG” or the “Company”) claims the protections of the safe harbor for forward looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may”, or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the U.S. housing market or the general economy or the demand for residential mortgage loans; the Company’s business and investment strategy; the Company’s operating results and potential asset performance; availability of opportunities to acquire Agency RMBS, non-Agency RMBS, residential mortgage loans and other residential mortgage assets or other real estate related assets; changes in the prepayment rates on the mortgage loans securing the Company’s RMBS; management’s assumptions regarding default rates on the mortgage loans securing the Company’s non-Agency RMBS; the Company’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; the Company’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on non-Agency RMBS, realized losses and changes in the composition of the Company’s Agency RMBS and non-Agency RMBS portfolios that may occur during the applicable tax period, including gain or loss on any RMBS disposals; expected leverage; general volatility of the securities markets in which the Company participates; the Company’s expected portfolio and scope of the Company’s target assets; the Company’s expected investment and underwriting process; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; rates of default or decreased recovery rates on the Company’s assets; the degree to which the Company’s hedging strategies may or may not protect the Company from interest rate volatility and the effects of hedging instruments on the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting, legal or regulatory issues or guidance and similar matters affecting the Company’s business; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s taxable income, the Company’s financial results and overall financial condition and liquidity; continued maintenance of the Company’s qualification as a real estate investment trust for U.S. Federal income tax purposes and such other factors as the Company’s board of directors deems relevant; the Company’s continued maintenance of its exclusion from registration as an investment company under the Investment Company Act of 1940, as amended; availability of qualified personnel through ARM Manager, LLC; the Company’s present and future competition; risks associated with the ability and timing to consummate the proposed merger transaction with Apollo Commercial Real Estate Finance, Inc. and whether any terms may change; the risk that the anticipated benefits from the mergers and related transactions may not be realized or may take longer to realize than expected; and unexpected costs or unexpected liabilities, including those related to litigation, that may arise from the proposed mergers and related transactions, whether or not consummated. The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s other filings with the Securities and Exchange Commission (“SEC”). These and other risks, uncertainties and factors, including those described in the Company’s annual, quarterly and current reports filed with the SEC, could cause the Company’s actual results to differ materially from those included in any forward-looking statements the Company makes. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG. Except as required by law, AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to page 2 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on page 16. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by AMTG.

First Quarter 2016 Summary Reported Operating Earnings(1) of $9.4 million, or $0.29 per share of common stock for the first quarter of 2016(1); Excluding $3.6 million of expenses associated with the proposed acquisition by Apollo Commercial Real Estate Finance, Inc. (NYSE:ARI) (“ARI”), Operating Earnings(1) of $13.0 million, or $0.41 per share of common stock Average leverage multiple of 3.9x for the quarter ended March 31, 2016 Declared a $0.48 per share of common stock quarterly dividend for stockholders of record as of March 31, 2016 Book value per share of common stock of $15.39 at March 31, 2016 Residential Mortgage Backed Securities (“RMBS”) portfolio totaled $2.8 billion at March 31, 2016 RMBS, securitized mortgage loan portfolio and other credit investments had a 2.65% effective net interest spread at March 31, 2016(2) First Quarter 2016 Summary (1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures. Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 16 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock. (2) Effective net interest spread is a non-GAAP financial measure, which include the cost of the Company’s Swaps as a component of its interest expense. Please see page 6.

Financial Summary Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures. Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 16 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock. Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash. Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period. Excluding $3.6 million of expenses associated with the pending acquisition of AMTG by ARI. Return on Average Assets, including the $3.6 million of expenses, would be 1.6% and Return on Average Equity including the $3.6 million of expenses would be 7.7% for the quarter ended March 31, 2016.

Financial Summary Operating Earnings per Share of Common Stock(1) Dividends per Share of Common Stock Quarter-End Book Value per Share of Common Stock Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures. Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 16 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock. Operating earnings per share of common stock for the quarter ended March 31, 2016 was $0.29, which includes $0.12 of expenses associated with the acquisition of AMTG by ARI. Excluding these expenses, operating earnings per share of common stock for the quarter ended March 31, 2016 was $0.41 as shown above. (2)

Book Value Roll-Forward

Portfolio Summary and Net Interest Spread Allocation of Portfolio Equity at March 31, 2016(1) Effective Net Interest Spread for the Three Months Ended March 31, 2016(2) Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans. Effective net interest spread is a non-GAAP financial measure, which include the cost of the Company’s Swaps as a component of its interest expense, as presented. Reflects legal title to real estate subject to BFT Contracts at March 31, 2016, which had an aggregate principal balance of $30,937 with a weighted average interest rate of 8.17%. Net of $732 of accumulated depreciation. Other Investments at March 31, 2016

Agency RMBS Portfolio at March 31, 2016 Agency RMBS Portfolio Overview Constant Prepayment Rates (“CPR”) Other includes 30-year pass-throughs backed by relocation mortgages and Agency interest only securities (“Agency IO”). Short Reset ARMs 17% HARP / MHA / High LTV 30 Year Pass - Throughs 4% Loan Balance 30 Year Pass - Throughs 58% New Production 30 - Year Pass - Throughs 2% Geographic 30 - Year Pass - Throughs 14% Other(1) 5% 4.9% 6.7% 8.0% 6.8% 6.0% 8.6% 7.6% 8.6% 8.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Total Agency Portfolio average one month CPR

Agency RMBS Portfolio at March 31, 2016 Agency RMBS Portfolio Composition Summary Amortized cost is reduced by other-than-temporary impairments. Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS. Agency IO are interest only securities that receive some or all of the interest payments, but no principal payments, made on a related series of Agency RMBS, based on a notional principal balance. The notional principal balance is used solely to determine interest distributions on interest-only classes of securities. At March 31, 2016, the Company’s investments in Agency IOs had a notional balance of $541,385.

Non-Agency RMBS and Other Credit Securities Portfolio at March 31, 2016 Non-Agency RMBS and Other Credit Securities Portfolio Overview(1) Non-Agency RMBS Portfolio Vintage (1) Non-Agency RMBS Cash-Flow Profile(1) Includes $60.9 million of small balance commercial mortgage backed securities and $99.0 million of Agency risk sharing securities.

Non-Agency RMBS Portfolio at March 31, 2016 (1) Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.

Financing and Derivative Instruments Overview Borrowings at March 31, 2016 Derivative Instruments at March 31, 2016 Swaps Overview at March 31, 2016 Includes $85,675 of repurchase borrowings collateralized by non-Agency RMBS of $119,442 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction. Are comprised of Swaption sale contracts.

Swaptions Overview Purchase Contract Swaptions Overview at March 31, 2016 Sale Contract Swaptions Overview at March 31, 2016 ($ in thousands) Sale Contracts: Weighted Average Weighted Weighted Fixed Pay Months Until Average Average Rate for Premium Option Notional Swap Term Fixed-Pay Underlying Swap (Received) Fair Value Expiration Amount (Years) Rate 1.72% (500) $ (1,835) $ 3.9 75,000 $ 5.0 1.72% 1.99% (640) (1,751) 5.7 50,000 10.0 1.99% 2.03% (1,200) (3,868) 7.5 100,000 10.0 2.03% 2.14% (953) (3,359) 3.9 75,000 10.0 2.14% Total (3,293) $ (10,813) $ 5.4 300,000 $ 8.8 1.97% Option Underlying Swap

Financials

Balance Sheet

Income Statement (in thousands—except per share data) 2016 2015 Interest Income: RMBS 28,577 $ 35,614 $ Securitized mortgage loans and mortgage loans 3,265 2,167 Other 3,019 1,514 Total Interest Income 34,861 39,295 Interest Expense: Repurchase agreements (8,431) (7,465) Securitized debt (250) (366) Total Interest Expense (8,681) (7,831) Net Interest Income 26,180 $ 31,464 $ Other Income/(Loss), net: Realized gain on sale of RMBS, net 322 $ 8,539 Realized loss on sale of other investment securities, net (26) - Other-than-temporary impairments recognized (695) (2,575) Unrealized gain on RMBS, net 3,681 14,780 Unrealized gain on securitized debt 2 13 Unrealized gain/(loss) on securitized mortgage loans and mortgage loans, net (3,759) 2,362 Unrealized gain/(loss) on other investment securities (308) (29) Gain/(loss) on derivative instruments, net (includes ($2,632) and ($15,718) of unrealized gains/(losses), respectively) (28,474) (26,521) Other, net 17 12 Other Income/(Loss), net (29,240) $ (3,419) $ Operating Expenses: General and administrative (includes ($108) and ($493) of non-cash stock based compensation, respectively) (3,574) $ (3,850) $ Merger related costs (3,615) - Management fee - related party (2,785) (2,787) Total Operating Expenses (9,974) $ (6,637) $ Net Income/(Loss) (13,034) $ 21,408 $ Preferred Stock Dividends Declared (3,450) (3,450) Net Income/(Loss) Allocable to Common Stock and Participating Securities (16,484) $ 17,958 $ Earnings/(Loss) per Share of Common Stock - Basic and Diluted (0.52) $ 0.55 $ Dividends Declared per Share of Common Stock 0.48 $ 0.48 $ (Unaudited) Three Months Ended March 31,

Reconciliation of Operating Earnings(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures. Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock. Reflects per share amount for each component presented.

Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767